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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 4, 1997




                               TECHKNITS, INC.
             (Exact name of registrant as specified in its charter)


           New York                   1-9542                    11-2343548
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


        10 Grand Avenue, Brooklyn, New York                       11205
       (Address of principal executive offices)                  (Zip Code)


                                 (718) 875-3299
              (Registrant's telephone number, including area code)


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Item  3.

     On August 1, 1997, the Registrant Filed a petition under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court, for the Eastern District of New York. No Receiver or Trustee has been appointed with respect to the assets of the Registrant. The Registrant continues to be in possession of its assets as a Debtor-in-Possession. The Bankruptcy Judge presiding over the proceeding is Judge Laura Taylor-Swaine and the case number is 197-18616-575.

















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                                  SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TECHKNITS, INC.



                               /s/ SIMON TAUB
                               -------------------------
Dated: August 4, 1997              Simon Taub, President